UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):
August 3, 2021

Ingersoll Rand Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-A Beaty Street
Davidson, North Carolina, 28036
(704) 655-4000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2021, Ingersoll Rand Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, KKR Renaissance Aggregator L.P. (the “Selling Stockholder”) and J.P. Morgan Securities LLC (the “Underwriter”), relating to an underwritten offering of 29,788,635 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-228090) filed on October 31, 2018. The offering was completed on August 6, 2021. Pursuant to the Underwriting Agreement, the Underwriter purchased the Shares at a price of $49.05 per share. The Company did not receive any proceeds from the offering. The offering also included the Company’s repurchase of 14,894,317 shares out of the 29,788,635 shares of common stock subject to the offering from the Underwriter at $49.05 per share, which was the price the Underwriter purchased the shares from the Selling Stockholder in the offering. The Company’s independent, disinterested directors determined that the share repurchase was in the best interest of the Company. The closing of the share repurchase occurred substantially concurrently with the closing of the offering. The shares repurchased by the Company are held in treasury, and reduced the number of outstanding shares of the Company’s common stock accordingly.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 3, 2021, by and among Ingersoll Rand Inc., KKR Renaissance Aggregator L.P. and J.P. Morgan Securities LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

Date: August 6, 2021	By:	/s/ Andrew Schiesl
		Name:	Andrew Schiesl
		Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary